UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 19, 2008
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INTERSTATE DATA USA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-53234	61-1348524
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1900 West Loop South, # 1850
Houston, Texas 77027
(Address of Principal Executive Office) (Zip Code)

(606) 324-0048
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this document, or incorporated herein by reference, that do not relate to present or historical conditions are “forward-looking statements” within the meaning of that term in Section 21E of the Securities Exchange Act of 1934, as amended. Additional oral or written forward-looking statements may be made by the Company from time to time, and such statements may be included in documents that are filed with the SEC. Such forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in the forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” “expects”, and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document.

References in this report on Form 8-K to “the Company” refer to Interstate Data USA, Inc.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)    The principal executive officer and the principal financial officer of the Company concluded that the Company is required to restate its previously reported financial statements for its fiscal years ended December 31, 2006 and 2007 and the first fiscal quarter ended March 31, 2008, as a result of an error discovered by management during preparation of its registration statement on Form 10 and its second fiscal quarter review relating to the accounting of stock and stock options granted during those fiscal periods. Based on the Company’s findings as of the date of this report, accumulated deficit in each of fiscal years 2006 and 2007 and the 2008 first fiscal quarter ended March 31, 2008 was understated and net loss and earnings per share were understated for the fiscal year ended 2006. The Company’s executive management reached this conclusion based upon the recommendation of the principal financial officer, and review of the pertinent facts that the Company's financial statements for the fiscal years ended December 31, 2006 and 2007, and the first fiscal quarter ended March 31, 2008, and the independent registered public accountant's reports, should no longer be relied upon and should be restated to correct the accounting error. The board of directors approved and ratified the restatement to the financial statements on August 19, 2008.

The Company has discussed the matters relating to the accounting errors with Moore & Associates, Chartered, the Company's independent registered public accounting firm. The Company intends to file an Amendment No. 2 to its Form 10 with the Securities and Exchange Commission (the "SEC") promptly. The Company's financial statements for the years ended December 31, 2006 and 2007 and the first fiscal quarter ended March 31, 2008, and the independent registered public accountant's reports contained in the Form 10, as amended, should not be relied upon until these restated financial statements are filed with the SEC and the restatement information disclosed therein is fully considered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERSTATE DATA USA, INC.
(Registrant)

Date: August 19, 2008	By:	/s/ Randall R. Carpenter
	Name:	Randall R. Carpenter
	Title:	President